SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K



                                 CURRENT REPORT


                       Pursuant to Section 13 or 15(d) of
                     the Securities and Exchange Act of 1934

               Date of Report: (Date of earliest event reported):
                      February 25, 2002 (February 15, 2002)


                           Blue Dolphin Energy Company
             (Exact name of registrant as specified in its charter)




        Delaware                       0-15905                   73-1268729
(State of Incorporation)       (Commission File Number)        (IRS Employer
                                                             Identification No.)





                             801 Travis, Suite 2100
                              Houston, Texas 77002
              (Address of Registrant's principal executive offices)

                                 (713) 227-7660
              (Registrant's telephone number, including area code)




                                (Not Applicable)
          (Former name or former address, if changed since last report)

ITEM 4.  CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

         Upon the recommendation of the Registrant's Audit Committee, on February 15, 2002, the Registrant's Board of Directors decided not to renew the engagement of KPMG LLP ("KPMG") as the Registrant's principal accountant and selected Mann Frankfort Stein & Lipp CPAs, LLP ("Mann Frankfort") as KPMG's replacement.

         In connection with the audits of the Registrant's two fiscal years ended December 31, 2000, and the subsequent interim period through February 15, 2002, there were no disagreements with KPMG on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedures, which disagreements if not resolved to their satisfaction would have caused them to make reference in connection with their opinion to the subject matter of the disagreement. The audit reports of KPMG on the consolidated financial statements of the Registrant and subsidiaries as of and for the years ended December 31, 2000 and 1999 did not contain any adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope, or accounting principles, except as follows:

         KPMG's report on the Registrant's consolidated financial statements for the years ended December 31, 2000 and 1999 contained a separate paragraph stating that "As discussed in Note 1 to the consolidated financial statements, effective January 1, 1999, the Company changed its method of accounting for costs of start-up activities.

         A letter from KPMG is attached as Exhibit 16.1 to this Form 8-K.

         During the two fiscal years ended December 31, 2000 and the subsequent interim period prior to engaging Mann Frankfort, neither the Registrant nor anyone on its behalf consulted with Mann Frankfort regarding the application of accounting principles to a specified transaction, either completed or proposed; or the type of audit opinion that might be rendered on the Registrant's financial statements, and neither a written report nor oral advice was provided to the Registrant by Mann Frankfort that was an important factor considered by the Registrant in reaching a decision as to any accounting, auditing or financial reporting issue.


ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

         (c)      Exhibits

                  16.1     Letter from KPMG LLP dated February 25, 2002.



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

                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date:    February 25, 2002


                                                     BLUE DOLPHIN ENERGY COMPANY


                                                      /s/ G. Brian Lloyd
                                                     -------------------------
                                                     G. Brian Lloyd
                                                     Vice President, Treasurer


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

                                INDEX TO EXHIBITS


Exhibit           Description of Exhibit
-------           ----------------------

 16.1             Letter from KPMG LLP dated February 25, 2002.




















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